UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 27, 2012 (December 24, 2012)

LIN TV Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LIN Television Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One West Exchange Street, Suite 5A, Providence, Rhode Island 02903

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 454-2880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 24, 2012, LIN Television Corporation (“LIN Television”), LIN TV Corp.’s wholly owned subsidiary, entered into an amendment to its credit agreement (the “Credit Agreement”), dated as of October 26, 2011, as amended on December 19, 2011, by and among LIN Television, JPMorgan Chase Bank, N.A., as Administrative Agent, and the banks and other financial institutions party thereto, which (1) replaced its $260.0 million tranche B term loan maturing in December 2018 with a new tranche B term loan of the same maturity which bears interest at a reduced rate, at LIN Television’s option, equal to an adjusted LIBOR rate plus 3.00%, or an adjusted Base Rate plus 2.00% (provided that the adjusted LIBOR rate and the adjusted Base Rate shall at no time be less than 1% and 2%, respectively) and (2) made certain other changes to the Credit Agreement, including changes to the financial covenants therein that are favorable to LIN Television and its affiliates and an extension of the maturity for a $60.0 million tranche of its revolving credit facility to October 2017.  The proceeds of the new tranche B term loan were used to repay the replaced tranche B term loan.  LIN Television paid customary fees and expenses in connection with the closing of such amendment.

The description of the amendment to the Credit Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this current report is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1                        Credit Agreement, dated as of October 26, 2011, as amended on December 19, 2011 and December 24, 2012, among LIN Television, the several lenders party thereto, JPMorgan, as administrative agent, an issuing lender and swingline lender, Deutsche Bank Securities Inc. and Wells Fargo Bank, N.A., as co-syndication agents, Suntrust Bank, Bank of America, N.A. and U.S. Bank, N.A. as co-documentation agents, and the other parties thereto (the “Credit Agreement”).

99.2                        Second Amendment to the Credit Agreement, dated as of December 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIN TV Corp.

Date: December 27, 2012	By:	/s/ Nicholas N. Mohamed
	Name:	Nicholas N. Mohamed
	Title:	Vice President, Controller

LIN Television Corporation

Date: December 27, 2012	By:	/s/ Nicholas N. Mohamed
	Name:	Nicholas N. Mohamed
	Title:	Vice President, Controller

EXHIBIT INDEX

99.1                        Credit Agreement, dated as of October 26, 2011, as amended on December 19, 2011 and December 24, 2012, among LIN Television, the several lenders party thereto, JPMorgan, as administrative agent, an issuing lender and swingline lender, Deutsche Bank Securities Inc. and Wells Fargo Bank, N.A., as co-syndication agents, Suntrust Bank, Bank of America, N.A. and U.S. Bank, N.A. as co-documentation agents, and the other parties thereto (the “Credit Agreement”).

99.2                        Second Amendment to the Credit Agreement, dated as of December 24, 2012.